Victory Funds

Victory Munder Small Cap Growth Fund

Supplement dated October 20, 2022

to the Prospectus, Summary Prospectus, and

Statement of Additional Information,

each dated November 1, 2021, as supplemented

On October 18, 2022, the Board of Trustees of Victory Portfolios ("Trust"), upon the recommendation of Victory Capital Management Inc., the Trust's investment adviser, approved a Plan of Liquidation ("Plan") for the Victory Munder Small Cap Growth Fund (the "Fund"). It is anticipated that the Fund will liquidate on or about December 28, 2022. On the liquidation date, the Fund will redeem all its outstanding shares at the net asset value of such shares.

In anticipation of the liquidation, at the start of business on November 1, 2022, the Fund will be closed to new investors and shareholder accounts. Through end of business on December 21, 2022, the Fund will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders. In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, the Fund may deviate from its investment objective and strategies as the liquidation date approaches. It is anticipated that the Fund's portfolio will be positioned into cash on or some time prior to the liquidation date.

The Fund may pay more than one liquidating distribution in more than one installment. Distribution of liquidation proceeds to Fund shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.